UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            August 14, 2002

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

000-28317 (Commission File Number)	Delaware (State or other jurisdiction of incorporation)	94-3342784 (IRS Employer Identification No.)

19801 SW 72nd Avenue, Suite 100, Tualatin, Oregon	97062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (503) 885-9699

Item 9.  Regulation FD Disclosure.

On August 14, 2002, each of Bruce Davis, the Chief Executive Officer of Digimarc Corporation, and E.K. Ranjit, the Chief Financial Officer of Digimarc Corporation, executed a certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which accompanied Digimarc Corporation’s Quarterly Report on Form 10-Q for the period ended June 30, 2002 filed with the Securities and Exchange Commission on August 14, 2002.

The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGIMARC CORPORATION

Dated: August 14, 2002	By:	/s/ E.K. Ranjit
E.K. Ranjit, Chief Financial Officer